Exhibit 99.1

Dex One and SuperMedia File Pre-Packaged Plans of Reorganization as Part of Merger Process

- Merger Expected to Close in First Half of 2013 -

- Lenders and Stockholders Support Merger -

- Both Companies Operate Business as Usual -

CARY, N.C. & DALLAS--(BUSINESS WIRE)--March 18, 2013--Dex One Corporation (NYSE: DEXO) and SuperMedia Inc. (NASDAQ: SPMD) today announced that each company has received the requisite shareholder approval for their proposed merger and they both have voluntarily filed for Chapter 11 in the United States Bankruptcy Court for the District of Delaware (the “Court”), to implement “pre-packaged” Plans of Reorganization.

Dex One and SuperMedia intend to use this strategic process to facilitate the completion of their merger announced on Aug. 21, 2012. The operations of both companies are expected to continue without interruption during the restructuring process. Subject to Court approval of the plans, the companies believe the merger will be completed within 45 to 60 days. These plans intend to preserve the interests of all investors without any impairment to existing Dex One or SuperMedia equity holders and Dex One note holders.

“This process will facilitate the completion of our merger with Dex One and ensure the financial and strategic benefits of the merger identified and communicated previously remain unchanged,” said Peter McDonald, president and CEO of SuperMedia. “A substantial majority of our lenders and stockholders have pledged their support for this transaction and we remain committed to closing it in the first half of this year. The new company will be the trusted marketing consultant to help local businesses across the United States grow.”

“This combination is good for customers, investors, consumers and employees, and creates a stronger company that can penetrate more of the local marketplace,” said Alfred Mockett, CEO of Dex One. “By joining two industry leaders to create a national provider of social, local and mobile marketing solutions, we believe Dex One and SuperMedia will accelerate the transformation of the newly combined company and be positioned to deliver outstanding service and support. Throughout the merger process, the employees from both companies have demonstrated great dedication, and remain focused on exceeding the needs of local businesses in the markets we serve.”

Pursuant to the proposed plans, Dex One and SuperMedia do not need, nor intend to obtain debtor-in-possession (DIP) financing during the reorganization. The companies maintain substantial cash balances and continue to generate positive cash flow.

Dex One and SuperMedia have filed a series of motions with the Court to ensure the continuation of normal operations, including requesting Court approval to continue paying employee wages and salaries and providing employee benefits without interruption. The companies also are seeking Court authorization to continue paying vendors, suppliers and service providers in full under customary terms for all goods and services, including those provided before the filing date. The companies expect the Court to approve these requests shortly.

Both companies intend to work with their respective exchanges to remain listed during the restructuring.

Houlihan Lokey Capital Inc. is acting as financial advisor to Dex One, and Kirkland & Ellis LLP is acting as its legal counsel. Morgan Stanley & Co. LLC is acting as financial advisor to SuperMedia for the merger, and Fulbright & Jaworski L.L.P and Cleary Gottlieb Steen & Hamilton LLP are acting as legal counsel to SuperMedia. Chilmark Partners is acting as financial advisor to SuperMedia’s board of directors.

For access to court documents and other general information about the pre-packaged plans cases, visit www.epiq11.com/dexone or www.epiq11.com/supermedia.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release regarding Dex One Corporation’s (“Dex One”) future operating results, performance, business plans, prospects, guidance, statements about the benefits of the proposed merger with SuperMedia Inc. (“SuperMedia”) and the combined company, and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex One, SuperMedia or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One's and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One's, SuperMedia’s or the combined company's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One's and SuperMedia's publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex One, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company's control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies' ability to collect trade receivables from customers to whom they extend credit; the companies' ability to generate sufficient cash to service their debt; the companies' ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies' ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies' and the companies' subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies' businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies' ability to maintain agreements with major Internet search and local media companies; the companies' reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex One and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; risks related to the impact that either Dex One’s or the SuperMedia’s voluntary case under Chapter 11 of title 11 of the United States Code, filed to consummate the transaction, could have on our business operations, financial condition, liquidity or cash flow; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of bankruptcy cases; and difficulties in connection with the process of integrating Dex One and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. None of Dex One, SuperMedia or the combined company is responsible for updating the information contained in this release beyond the publication date, or for changes made to this document by wire services or Internet service providers.

CONTACT:
Dex One
Media:
Chris Hardman, 303-478-8432
Chris.Hardman@dexone.com
or
Investor:
Cobb Bay Partners
James Gruskin, 800-497-6329
invest@dexone.com
or
SuperMedia
Media:
Andrew Shane, 972-453-6473
Andrew.Shane@supermedia.com
or
Investor:
Cliff Wilson, 972-453-6188
cliff.wilson@supermedia.com